SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 7, 2004

                             ALAMOSA HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)




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            Delaware                    0-32357                75-2890997
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  (State or Other Jurisdiction (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                    Identification No.)
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                     5225 S. Loop 289, Lubbock, Texas 79424
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               (Address of Principal Executive Offices) (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
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          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

     On October 7, 2004, Alamosa Holdings, Inc. ("APCS") announced strong third quarter customer results and revised 2004 guidance. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     Exhibit Number        Description of Exhibit
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     99.1                  Press release issued October 7, 2004.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 7, 2004

                                    ALAMOSA HOLDINGS, INC.

                                    By /s/ Kendall W. Cowan
                                       ---------------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer

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                                  EXHIBIT INDEX


99.1         Press release dated October 7, 2004